EXXON MOBIL CORPORATION	EXHIBIT 99.2

2Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	2Q14	1Q14	4Q13	3Q13	2Q13
Upstream
United States	1,193	1,244	1,186	1,050	1,096
Non-U.S.	6,688	6,539	5,600	5,663	5,209
Total	7,881	7,783	6,786	6,713	6,305
Downstream
United States	536	623	597	315	248
Non-U.S.	175	190	319	277	148
Total	711	813	916	592	396
Chemical
United States	528	679	808	680	515
Non-U.S.	313	368	102	345	241
Total	841	1,047	910	1,025	756

Corporate and financing	(653)	(543)	(262)	(460)	(597)
Net income attributable to ExxonMobil (U.S. GAAP)	8,780	9,100	8,350	7,870	6,860

Earnings per common share (U.S. GAAP)	2.05	2.10	1.91	1.79	1.55
Earnings per common share
- assuming dilution (U.S. GAAP)	2.05	2.10	1.91	1.79	1.55

Capital and Exploration Expenditures, $M
Upstream
United States	2,698	2,092	2,098	2,314	2,643
Non-U.S.	5,696	5,172	6,534	7,161	6,634
Total	8,394	7,264	8,632	9,475	9,277
Downstream
United States	296	228	264	207	221
Non-U.S.	386	312	409	349	354
Total	682	540	673	556	575
Chemical
United States	502	397	369	282	198
Non-U.S.	212	233	248	227	192
Total	714	630	617	509	390
Other	10	2	2	6	2

Total Capital and Exploration Expenditures	9,800	8,436	9,924	10,546	10,244

Exploration Expense Charged to Income, $M
Consolidated	- United States	104	35	70	129	69
- Non-U.S.	389	280	518	355	384
Non-consolidated - ExxonMobil share	- United States	50	1	15	2	1
- Non-U.S.	63	22	109	108	223
Exploration Expenses Charged to Income Included Above	606	338	712	594	677

Effective Income Tax Rate, %	41%	45%	46%	48%	51%

Common Shares Outstanding (millions)
At quarter end	4,265	4,294	4,335	4,369	4,402
Average - assuming dilution	4,297	4,328	4,361	4,395	4,433

Total Cash and Cash Equivalents ($G)[1]	6.3	5.8	4.9	5.7	5.0

Total Debt ($G)	21.8	21.4	22.7	21.3	19.4

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.2	15.1	10.2	13.4	7.7
Proceeds associated with asset sales	2.6	1.1	1.8	0.2	0.3
Cash flow from operations and asset sales	12.8	16.2	12.0	13.6	8.0

1 Includes restricted cash of $0.2G in 2Q14, $0.2G in 1Q14, $0.3G in 4Q13, $0.4G in 3Q13, and $0.4G in 2Q13.

EXXON MOBIL CORPORATION

2Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	2Q14	1Q14	4Q13	3Q13	2Q13
liquids, bitumen and synthetic oil, kbd
United States	458	442	446	423	419
Canada / South America	282	315	320	273	264
Europe	178	195	194	175	197
Africa	473	480	455	497	472
Asia	597	666	775	778	778
Australia / Oceania	60	50	45	53	52
Total liquids production	2,048	2,148	2,235	2,199	2,182

Natural gas production available for sale, mcfd
United States	3,421	3,412	3,455	3,557	3,581
Canada / South America	316	336	365	370	347
Europe	2,426	3,465	3,508	2,210	2,836
Africa	6	7	4	6	5
Asia	4,070	4,519	4,273	4,357	4,174
Australia / Oceania	511	277	282	414	411
Total natural gas production available for sale	10,750	12,016	11,887	10,914	11,354

Total worldwide liquids and gas production, koebd	3,840	4,151	4,216	4,018	4,074

Refinery throughput, kbd
United States	1,711	1,811	1,823	1,896	1,745
Canada	418	378	387	451	435
Europe	1,445	1,432	1,310	1,496	1,400
Asia Pacific	686	702	744	810	771
Other Non-U.S.	194	186	188	194	115
Total refinery throughput	4,454	4,509	4,452	4,847	4,466

Petroleum product sales, kbd
United States	2,651	2,605	2,712	2,667	2,525
Canada	494	488	472	477	470
Europe	1,525	1,513	1,458	1,543	1,527
Asia Pacific	733	762	882	903	835
Other Non-U.S.	438	449	470	441	408
Total petroleum product sales	5,841	5,817	5,994	6,031	5,765

Gasolines, naphthas	2,436	2,401	2,533	2,455	2,327
Heating oils, kerosene, diesel	1,887	1,865	1,881	1,887	1,791
Aviation fuels	412	428	443	482	469
Heavy fuels	379	429	416	419	431
Specialty products	727	694	721	788	747
Total petroleum product sales	5,841	5,817	5,994	6,031	5,765

Chemical prime product sales, kt
United States	2,351	2,392	2,486	2,469	2,360
Non-U.S.	3,788	3,736	3,591	3,776	3,471
Total chemical prime product sales	6,139	6,128	6,077	6,245	5,831

EXXON MOBIL CORPORATION

2Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	2Q14 vs. 2Q13	2Q14 vs. 1Q14
Upstream
Prior Period	6,305	7,783
Realization	580	-200
Volume / Mix	-200	-620
Other	1,190	920
Current Period	7,881	7,881
Downstream
Prior Period	396	813
Margin	-330	140
Volume / Mix	280	-120
Other	370	-120
Current Period	711	711
Chemical
Prior Period	756	1,047
Margin	-	-100
Volume / Mix	60	40
Other	25	-150
Current Period	841	841

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,074	4,151
United Arab Emirates Onshore Concession Expiry	-142	-23
Entitlements - Net Interest	-5	-2
Entitlements - Price / Spend	-43	-35
Quotas	-	-
Divestments	-27	-8
Net Growth	-17	-243
Current Period	3,840	3,840

Sources and Uses of Funds ($G)	2Q14
Beginning Cash	5.8
Earnings	8.8
Depreciation	4.3
Working Capital / Other	-2.9
Proceeds Associated with Asset Sales	2.6
PP&E Adds / Investments and Advances	-6.7
Shareholder Distributions	-6.0
Other Financing	0.4
Ending Cash	6.3

Notes:

The 2Q14 beginning and ending balances include restricted cash of $0.2G and $0.2G, respectively.

PP&E Adds / Investments and Advances includes PP&E adds of $8.5G less return of $1.8G advance.

EXXON MOBIL CORPORATION

2Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	2Q14	1Q14	4Q13	3Q13	2Q13
United States
ExxonMobil
Crude ($/b)	98.55	93.18	91.75	101.73	95.97
Natural Gas ($/kcf)	4.46	4.78	3.42	3.31	3.95

Benchmarks
WTI ($/b)	103.05	98.75	97.38	105.80	94.12
ANS-WC ($/b)	108.05	105.74	104.67	110.52	104.52
Henry Hub ($/mbtu)	4.68	4.95	3.60	3.58	4.10

Non-U.S.
ExxonMobil
Crude ($/b)	103.72	101.54	101.79	106.72	98.60
Natural Gas ($/kcf)	9.00	10.59	9.93	9.49	9.74
European NG ($/kcf)	8.71	10.36	10.31	10.26	10.09

Benchmarks
Brent ($/b)	109.63	108.22	109.27	110.36	102.44

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2014.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.